EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SYNUTRA INTERNATIONAL, INC. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Lawrence Lee, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 12th day of November, 2007.	By:	/s/ Lawrence Lee
Lawrence Lee Chief Financial Officer